UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2011

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2011 Credit Agreement

On August 19, 2011, the Company entered into a multi-currency revolving credit agreement (the “2011 Agreement”) among the Company, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”) and the banking institutions listed below. The Company, from time to time, may borrow, repay and re-borrow up to $600 million under the 2011 Agreement until August 19, 2016, at which time the 2011 Agreement will terminate. Below are the respective lending commitments under the 2011 Agreement.

Banking Institutions	Lending Commitment
JPMorgan Chase Bank, N.A.	$77,500,000
U.S. Bank National Association	$77,500,000
Wells Fargo Bank, National Association	$77,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$52,500,000
Compass Bank	$40,000,000
PNC Bank, N.A.	$40,000,000
RBS Citizens, N.A.	$40,000,000
SunTrust Bank	$40,000,000
Toronto Dominion (Texas) LLC	$40,000,000
Comerica Bank	$30,000,000
Fifth Third Bank	$30,000,000
UMB Bank N.A.	$30,000,000
Arvest Bank	$25,000,000

$600,000,000

The Company may elect the type of borrowing under the 2011 Agreement, which determines the rate of interest to be paid on the outstanding principal balance, as follows:

(1)

ABR Borrowing. Under an ABR loan, the Company will pay interest at the Alternate Base Rate, which is the greater of (a) the prime rate publicly announced by JPMorgan; (b) the weighted average rate on overnight Federal funds transactions, plus  1/2 of 1%; or (c) the rate appearing on Reuters Screen LIBOR01 for dollar deposits with one month maturity multiplied by a fraction (the numerator being 1, and the denominator being 1 minus the aggregate of the maximum reserve percentage to which JPMorgan is subject for eurocurrency funding) plus 1%.

(2)	Fixed Rate Borrowing. Under a Fixed Rate loan, the Company will pay interest at (a) the rate published on a designated reference page of the Reuters Group service (for the available currency and interest period chosen for the loan by the Company) equal to the rate published for deposits denominated in such currency with a maturity comparable to such interest period, plus (b) a fixed spread percentage (based upon the S&P and Moody’s ratings of the Company’s senior unsecured debt).

(3)	Dollar Swingline Loans. Under a Dollar Swingline loan (which is initially made by JPMorgan for short-term administrative convenience on same day notice) the Company will pay interest at a rate equal to the weighted average rate on overnight Federal funds transactions, plus 1.5%.

(4)	Competitive Loans. Under a Competitive loan, the Company will pay interest at a rate equal to a competitive variable or fixed rate accepted by the Company.

The Company is required to periodically pay accrued interest on any outstanding principal balance under the 2011 Agreement at different time intervals based upon the elected interest rate and the elected interest period. Any outstanding principal under the 2011 Agreement will be due upon the maturity date. The Company may also terminate or reduce the lending commitments under the 2011 Agreement, in whole or in part, upon three business days notice.

The Company’s ability to borrow under the 2011 Agreement is reduced by the amount of outstanding letters of credit issued pursuant to the 2011 Agreement. The amount of letters of credit is limited to $250 million. The Company currently has no outstanding letters of credit that will be transferred under the 2011 Agreement.

The 2011 Agreement is unsecured, but contains restrictive covenants, including, but not limited to, restrictions on funded debt and short-term debt, restrictions on the Company’s ability to mortgage and place liens on its property, a requirement that the Company’s total debt to total capital must not exceed 60%, and in the case of secured debt, a requirement that the principal amount of secured debt will not exceed 15% of consolidated total assets. Subject to certain customary cure periods, the 2011 Agreement provides that if the Company breaches any representation or warranty, does not comply with any covenant, fails to pay principal and interest in a timely manner, or if an Event of Default, as defined in the 2011 Agreement, otherwise occurs, then the 2011 Agreement will terminate and all outstanding indebtedness shall accelerate.

The 2011 Agreement acts as support for the marketability of the Company’s $600 million commercial paper program. As of August 19, 2011, the Company had $187 million of commercial paper outstanding. Although the Company does not anticipate borrowing directly under the 2011 Agreement, it can do so independently from the commercial paper program. The fees and interest cost under the 2011 Agreement will increase relative to the Company’s prior credit agreement described below. However, we do not expect any such increase to have a material effect on our financial condition or results of operation.

The foregoing is only a summary of certain terms and conditions of the 2011 Agreement and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 10.1 and is incorporated by reference. The 2011 Agreement contains representations, warranties, covenants and indemnities made by the Company that are customary in an agreement of this type. However, you should not rely on the representations and warranties as characterizations of the actual state of facts, since (a) they may have changed since the date of the 2011 Agreement, (b) they may only represent the parties’ risk allocation in this particular transaction, and (c) they may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes.

The listed banks and/or their affiliates have provided, from time to time, and may continue to provide commercial banking and related services, as well as investment banking, financial advisory and other services to us and/or to our affiliates, for which we have paid, and intend to pay, customary fees, and, in some cases, out-of-pocket expenses.

Item 1.02 Termination of a Material Definitive Agreement.

2005 Credit Agreement

On August 19, 2011, in connection with entering into the 2011 Agreement, the Company’s credit agreement dated August 5, 2005, as amended July 31, 2006, May 1, 2007 and September 30, 2008 (the “2005 Agreement”) was terminated. The 2005 Agreement was among the Company, JPMorgan, as administrative agent, and the banking institutions listed below. The Company, from time to time, could borrow, repay and re-borrow up to $600 million under the 2005 Agreement until April 30, 2012, at which time the 2005 Agreement would have terminated. At the time of termination, there was no outstanding indebtedness under the 2005 Agreement. There were no early termination penalties. Below were the respective lending commitments under the 2005 Agreement.

Banking Institutions	Lending Commitment
JPMorgan Chase Bank, N.A.	$70,000,000
Wells Fargo Bank, National Association (formerly Wachovia Bank, N.A.)	$70,000,000
U. S. Bank National Association	$50,000,000
Wells Fargo Bank, National Association	$50,000,000
Bank of America, N.A.	$40,000,000
SunTrust Bank	$40,000,000
Toronto Dominion (Texas) LLC	$40,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$40,000,000
The Royal Bank of Scotland N. V. (formerly ABN AMRO BANK N.V.)	$35,000,000
Comerica Bank	$30,000,000
UMB Bank N.A.	$30,000,000
Arvest Bank	$25,000,000
Bank of America, N.A. (formerly LaSalle Bank National Association)	$25,000,000
BNP Paribas	$20,000,000
HSBC Bank USA, National Association	$20,000,000
Bank of China, New York Branch	$15,000,000

Total	$600,000,000

The Company could elect the type of borrowing under the 2005 Agreement, which determined the rate of interest to be paid on any outstanding principal balance, as follows:

(1)

ABR Borrowing. Under an ABR loan, the Company paid interest at the Alternate Base Rate, which was the greater of (a) the prime rate publicly announced by JPMorgan, or (b) the weighted average rate on overnight Federal funds transactions, plus  1/2 of 1%.

(2)	Fixed Rate Borrowing. Under a Fixed Rate loan, the Company paid interest at (a) the rate published on a designated reference page of the Moneyline Telerate Service (for the available currency and interest period chosen for the loan by the Company) equal to the rate published for deposits denominated in such currency with a maturity comparable to such interest period, plus (b) a fixed spread percentage (based upon the S&P and Moody’s ratings of the Company’s senior unsecured debt).

(3)

Dollar Swingline Loans. Under a Dollar Swingline loan (which was made initially by JPMorgan for short-term administrative convenience on same day notice), the Company paid interest at a rate equal to the weighted average rate on overnight Federal funds transactions, plus  3/4 of 1%.

(4)	Competitive Loans. Under a Competitive loan, the Company paid interest at a rate equal to a competitive variable or fixed rate accepted by the Company.

The Company was required to periodically pay accrued interest on any outstanding principal balance under the 2005 Agreement at different time intervals based upon the elected interest rate and the elected interest period. Any outstanding borrowings under the 2005 Agreement would have been due upon maturity. The Company could also terminate or reduce the lending commitments under the 2005 Agreement, in whole or in part, upon three business days notice.

The Company’s ability to borrow under the 2005 Agreement was reduced by the amount of outstanding letters of credit issued pursuant to the 2005 Agreement. The amount of letters of credit was limited to $250 million. As of August 19, 2011, the Company had no outstanding letters of credit issued under the 2005 Agreement.

The 2005 Agreement was unsecured, but contained certain restrictive covenants, including, but not limited to, restrictions on funded debt and short-term debt of the Company, restrictions on the Company’s ability to mortgage and place liens on its property, a requirement that the Company’s total debt to total capital must not exceed 60%, and in the case of secured debt, a requirement that the principal amount of secured debt would not exceed 15% of consolidated total assets. Subject to certain customary cure periods, the 2005 Agreement provided that if the Company breached any representation or warranty, did not comply with any covenant, failed to pay principal and interest in a timely manner, or if an Event of Default, as defined in the 2005 Agreement, otherwise occurred, then the 2005 Agreement would have been terminated and all outstanding indebtedness would have accelerated.

The 2005 Agreement acted as support for the marketability of the Company’s $600 million commercial paper program. However, the Company could have borrowed under the 2005 Agreement independently from the commercial paper program. As of August 19, 2011, the Company had $187 million of commercial paper outstanding.

The listed banks and/or their affiliates provided, from time to time, and may continue to provide commercial banking and related services, as well as investment banking, financial advisory and other services to the Company and/or to our affiliates, for which we have paid, and intend to pay, customary fees, and, in some cases, out-of-pocket expenses.

The foregoing is only a summary of certain terms and conditions of the 2005 Agreement and is qualified in its entirety by reference to the 2005 Agreement and amendments to the 2005 Agreement, all of which are incorporated by reference as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Credit Agreement, dated August 19, 2011 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein.

10.2	Credit Agreement, dated August 5, 2005 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 9, 2005 as Exhibit 10.1 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

10.3	First Amendment to the 2005 Credit Agreement, dated July 31, 2006 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 3, 2006 as Exhibit 10.1 to the Company’s Form 10-Q is incorporated by reference. (SEC File No. 001-07845)

10.4	Second Amendment to the 2005 Credit Agreement, dated May 1, 2007 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed May 4, 2007 as Exhibit 10.3 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

10.5	Third Amendment to the 2005 Credit Agreement, dated September 30, 2008 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed October 2, 2008 as Exhibit 10.4 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: August 19, 2011	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President, Chief Legal & HR Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	Credit Agreement, dated August 19, 2011 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein.

10.2	Credit Agreement, dated August 5, 2005 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 9, 2005 as Exhibit 10.1 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

10.3	First Amendment to the 2005 Credit Agreement, dated July 31, 2006 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed August 3, 2006 as Exhibit 10.1 to the Company’s Form 10-Q is incorporated by reference. (SEC File No. 001-07845)

10.4	Second Amendment to the 2005 Credit Agreement, dated May 1, 2007 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed May 4, 2007 as Exhibit 10.3 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

10.5	Third Amendment to the 2005 Credit Agreement, dated September 30, 2008 among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the participating banking institutions named therein, filed October 2, 2008 as Exhibit 10.4 to the Company’s Form 8-K is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.